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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1999


                             CONTINUCARE CORPORATION
                             -----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            0-21910                                      59-2716023
     (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)

                  CONTINUCARE CORPORATION
                  100 SOUTHEAST 2ND STREET, 36TH FLOOR
                  MIAMI, FLORIDA                                     33131
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)











       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 350-7515


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ITEM 5.  OTHER EVENTS.

         Continucare Corporation ("Continucare" or the "Company") will not make the April 30, 1999 semi-annual payment of interest on its 8% Convertible Subordinated Debentures due 2002 (the "Debentures"). Should the Company not make such payment for a period of 30 days after such payment has become due and payable, such failure would constitute an Event of Default under the Indenture dated as of October 30, 1997 between the Company and American Stock Transfer & Trust Company, as Trustee. If an Event of Default occurs and is continuing, then the Trustee or the holders of not less than 25% in principal amount of the outstanding securities under the Indenture may declare the principal of all the securities to be due and payable immediately, including premium, if any, and accrued and unpaid interest, if any. The Company has $45,000,000 principal amount of outstanding Debentures. The amount of interest due as of April 30, 1999 was $1,800,000.

         There can be no assurance that the Company will make the payment during the grace period, that if an Event of Default were to occur on or after May 30, 1999 that the payments due under the Indenture would not be accelerated or that the Company would be able to refinance the outstanding obligations under the Indenture.

         Also, in April 1999, the Company entered into an amendment to its senior credit facility, which provided, among other things, for repayment of the outstanding principal balance of $1.0 million to such lender by December 31, 1999. The Company continues to not be in compliance with certain non-monetary covenants under such credit facility as previously disclosed in the Company's Form 10-Q for the period ended December 31, 1998.

         Statements in this document that are not historical facts are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Company cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to the Company are necessarily estimates reflecting the best judgment of the Company's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The Company disclaims any intent or obligation to update "forward looking statements."


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  None
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONTINUCARE CORPORATION



Date:  April 30, 1999         By: /s/ Charles M. Fernandez
                                 -------------------------------
                                 Charles M. Fernandez
                                 Chairman, Chief Executive Officer and President